SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               EyeCity.com, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      2.    Form, Schedule or Registration Statement No.:

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      3.    Filing Party:

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      4.    Date Filed:

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

                                EYECITY.COM, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of EyeCity.com, Inc., a Delaware corporation ("EyeCity" or the "Company"), will be held at The Huntington Hilton, 598 Broadhollow Road, Melville, New York 11747, on Friday, June 16, 2000 at 3:00 P.M., Eastern Daylight Savings Time, to consider and act upon the following:

      1. To elect five directors of the Company to serve as the Board of Directors until the next annual meeting of stockholders and until their successors have been duly elected and qualified;

      2. To consider and vote upon the approval of the Company's 2000 Stock Option Plan;

      3. A proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock which the Company is authorized to issue from 20,000,000 shares to 100,000,000 shares;

      4. To ratify the selection of Ernst & Young LLP as independent auditors of the Company to serve until the next annual meeting of stockholders; and

      5. To consider and act upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

      Only stockholders of record at the close of business on April 20, 2000 shall be entitled to receive notice of, and to vote at, the Meeting and at any adjournments or postponements thereof.

      All stockholders are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Meeting.


                                          By Order of the Board of Directors


                                          Mark R. Suroff
                                          Secretary

May 1, 2000
Plainview, New York

                                EYECITY.COM, INC.

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                                  June 16, 2000

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of EYECITY.COM, INC. ("EyeCity" or the "Company") to be used at the annual meeting of stockholders of the Company which will be held at The Huntington Hilton, 598 Broadhollow Road, Melville, New York 11747, on Friday, June 16, 2000 at 3:00 P.M., Eastern Daylight Savings Time and at any adjournments or postponements thereof.

      Stockholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the Meeting or by presenting a later dated proxy. Unless so revoked, the shares represented by proxies will be voted at the Meeting. The shares represented by the proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Stockholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the Meeting to serve as inspector of election at the Meeting and who has executed and verified an oath of office. Abstentions and broker "non-votes" are included in the determination of the number of shares present at the Meeting for quorum purposes. Abstentions will have the same effect as negative votes, except that abstentions will have no effect on the election of directors because directors are elected by a plurality of the votes cast. Broker "non-votes" are not counted in the tabulations of the votes cast on proposals presented to stockholders because shares held by a broker are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

      The principal executive offices of the Company are located at 79 Express Street, Plainview, New York 11803. The approximate date on which this Proxy Statement and the enclosed form of proxy were first sent or given to stockholders is May 1, 2000.

      Stockholders of record at the close of business on April 20, 2000 will be entitled to one vote for each share of common stock, $.001 par value (the "Common Stock"), of the Company then held. There were outstanding on such date _______ shares of Common Stock.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth, as of April 1, 2000, certain information concerning the beneficial ownership of the Common Stock of EyeCity by (i) any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known to be the beneficial owner of more than 5% of such Common Stock, (ii) each director of EyeCity, (iii) each of the executive officers named in the Executive Compensation section in this document and (iv) all directors and executive officers of EyeCity taken as a group. Each of the stockholders has sole voting and investment power for the shares listed as beneficially owned by them.

Name and Address of Beneficial Owner(1)         Amount
------------------------------------         Beneficially      Percent of
                                                Owned            Class
                                              --------           -----

Mark H. Levin                                1,400,000(2)       12.69%

Nikos P. Mouyiaris(3)                        1,350,000          12.47%

Daniel D. Thralow                            1,210,159          11.18%

Mark R. Suroff                               1,050,000(4)        9.52%

James J. Armenakis(5)                          643,000(6)        5.61%

Barbara Novick(7)                               91,000            .84%
                                             ---------          ------
All executive officers and directors
as a group (five persons):                   5,101,159(8)       45.43%

----------
(1) Except as specifically set forth, addresses for all of the listed beneficial owners and management are care of EyeCity at its corporate headquarters in Plainview, New York.
(2) Includes options exercisable within 60 days to purchase 200,000 shares of common stock at an exercise price of $1.10 per share under EyeCity's 1997 stock option plan.
(3) Nikos P. Mouyiaris' address is c/o Mana Products, Inc., 32-02 Queens Boulevard, Long Island City, New York 11101.
(4) Includes options exercisable within 60 days to purchase 200,000 shares of common stock at an exercise price of $1.10 per share under EyeCity's 1997 stock option plan.
(5) James J. Armenakis' address is c/o Armenakis & Armenakis, 65 Bleecker Street, New York, New York 10012.
(6) Includes options exercisable within 60 days to purchase 450,000 shares of common stock at an exercise price of $1.00 per share under EyeCity's 1998 stock option plan, 60,000 shares of common stock at an exercise price of $1.75 per share under EyeCity's 1998 stock option plan, and 3,000 shares of common stock at an exercise price of $1.00 per share, 15,000 shares of common stock at an exercise price of $1.50 per share and 105,000 shares of common stock at an exercise price of $3.00 per share, in each case, under EyeCity's 1999 stock option plan.
(7) Barbara Novick's address is c/o Mana Products, Inc. 32-02 Queens Blvd., Long Island City, New York 11101.
(8)   Includes 400,000 options to purchase common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers, directors and persons who beneficially own greater than 10% of a registered class of the Company's equity securities to file certain reports ("Section 16 Reports") with the Securities and Exchange Commission with respect to ownership and changes in ownership of the Common Stock and other equity securities of the Company. Based solely on the Company's review of the Section 16 Reports furnished to the Company and written representations from certain reporting persons, all Section 16(a) requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

PROPOSAL 1 -- ELECTION OF DIRECTORS

      Five directors will be elected at the Meeting for a term of one year and until their respective successors shall have been elected and shall qualify. Each of the five nominees is presently a director of the Company. The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the Meeting. Each proxy received will be voted FOR the election of the nominees named below unless otherwise specified in the proxy. At this time, the Board of Directors of the Company knows of no reason why any nominee might be unable to serve. Except as otherwise set forth herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such person was selected as a director or nominee.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF THE FIVE NOMINEES TO THE COMPANY'S BOARD OF DIRECTORS NAMED BELOW.

      The following table sets forth the names of the nominees, their ages, and their current positions with the Company:

Name                       Position                                  Age
----                       --------                                  ---

Mark H. Levin              President, Chief Executive Officer and    28
                           Director
Mark R. Suroff             Chief Operating Officer, Executive Vice   26
                           President, Secretary, Treasurer and
                           Director
Daniel D. Thralow          Vice President of Operations and          36
                           Director
Nikos P. Mouyiaris         Director                                  55
Barbara Novick             Director                                  62

      No family relationship exists between any director and executive officer of the Company.

      Mark H. Levin serves as EyeCity's President, Chief Executive Officer and as a member of EyeCity's Board of Directors. Mr. Levin has served as EyeCity's President since its formation in May 1996. He also served as Chief Executive Officer of EyeCity from inception until July 1998 at which time he became Chief Operating Officer. In December 1998, Mr. Levin was re-elected as Chief Executive Officer. Mr. Levin received his BBA and MBA in Marketing from Hofstra University. From May 1993 until May 1996 Mr. Levin was President of F.M.B. Associates, Inc., a marketing consulting firm specializing in market analysis, competitive analysis, market research, marketing plans and management consulting. Mr. Levin has worked with manufacturers, healthcare providers, participants in the entertainment industry and others in a variety of service related industries. Mr. Levin is a member of the business advisory committee of North Shore University Hospital, Manhasset, New York.

      Mark R. Suroff serves as EyeCity's Executive Vice President, Chief Operating Officer, Secretary and Treasurer and as a member of EyeCity's Board of Directors. Mr. Suroff has served as EyeCity's Executive Vice President, Secretary and Treasurer since its formation in May, 1996. He also served as Chief Operating Officer from EyeCity's inception until July, 1998. In December 1998, Mr. Suroff was re-elected as Chief Operating Officer. From September 1993 to May 1996, Mr. Suroff served as president of Card Displays, Inc., a company that sold space for businesses to advertise in high traffic locations in Nassau, Suffolk, and Queens counties, New York.

      Daniel D. Thralow has served as EyeCity's Vice President of Operations and a member of EyeCity's Board of Directors since May 1999. Beginning in January 1990, Mr. Thralow served as president of Peeper's Sunglasses and Accessories, Inc. Previously, Mr. Thralow was president of two privately held traditional retail companies: The Funk Chic Boutique and Peeper's Sunglasses. Mr. Thralow graduated from the Honors Program at the University of North Dakota.

      Nikos P. Mouyiaris has served as a director of EyeCity since May 1999. Mr. Mouyiaris has been President of Mana Products, Inc., a manufacturer of cosmetic products, since 1972.

      Barbara Novick has served as a director of EyeCity since May 1999. Ms. Novick has been Executive Vice President of Mana Products, Inc., a manufacturer of cosmetic products, since 1980.

      During the fiscal year which ended on December 31, 1999, the Board of Directors met on three occasions and acted by written consent on thirty-one occasions. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors. Effective March 31, 2000, Mr. Mouyiaris and Ms. Novick serve as members of the compensation committee of EyeCity's Board of Directors.

      EyeCity does not compensate its directors for any services performed as directors. EyeCity does not have an audit or nominating committee of its Board of Directors.

                             EXECUTIVE COMPENSATION

      The following table summarizes all plan and non-plan compensation awarded to, earned by or paid to EyeCity's chief executive officer and each of the other executive officers in excess of $100,000 for the fiscal years ended December 31, 1999 and 1998. No bonuses or long term payouts were awarded in the periods presented. There were no long-term incentive plans in effect at the end of the last fiscal year.
                                                                      Long Term
                                                                    Compensation
                                                                       Awards
                                                                    ------------

                                                         Annual       Securities
                                                      Compensation    Underlying
         Name and Principal Position          Year       Salary         Options
         ---------------------------          ----       ------         -------

Mark H. Levin                                 1999     $100,000(1)      200,000
President and Chief Executive Officer         1998       82,500(2)      100,000

Mark R. Suroff                                1999     $100,000(1)      200,000
Executive Vice President, Chief Operating     1998       82,500(2)      100,000
Officer, Secretary and Treasurer

----------
(1) To date, of the salary indicated $32,692.31 has been paid to each and $67,307.69 has been accrued for each.

(2)   To date, the salary indicated has been accrued and not paid.

OPTION/SAR GRANTS IN LAST FISCAL YEAR
(Individual Grants)


                        Number of
                       Securities       Percent of Total
                       Underlying         Options/SARs
                      Options/SARs         Granted to       Exercise Or Base
                         Granted          Employees in            Price
         Name              #               Fiscal Year           ($/Sh)         Expiration Date
         ----         ------------       ---------------     ---------------   -----------------
Mark H. Levin            100,000              10.7%               $1.10        February 5, 2004
                         100,000                                  $1.00        February 5, 2009
Mark R. Suroff           100,000              10.7%               $1.10        February 5, 2004
                         100,000                                  $1.00        February 5, 2009

      AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR
                                     VALUES


                                                                 Number of
                                                                 Securities            Value of
                                                                 Underlying           Unexercised
                                                                 Unexercised         In-The-Money
                                   Shares                      Options/SARs At      Options/SARs at
                                 Acquired on      Value          FY-End (#)            FY-End ($)
                                  Exercise       Received        Exercisable/         Exercisable/
      Name                            #             $          Unexercisable        Unexercisable1
      ----                      ------------     --------       -------------       --------------
Mark H. Levin                         0             -          200,000/100,000     $255,000/$137,000

Mark R. Suroff                        0             -          200,000/100,000     $255,000/$137,000

----------
(1) Fair market value of securities underlying the option (based on $2.375 public trading price on the OTC Bulletin Board) minus the exercise price of the options at fiscal year end.

                              EMPLOYMENT CONTRACTS

      Mark H. Levin entered into an employment agreement with EyeCity dated as of July 1, 1998 and effective through June 30, 2004. Under this agreement, Mr. Levin is EyeCity's President and Chief Operating Officer, as well as a director on EyeCity's board of directors (on December 31, 1998, by unanimous consent of EyeCity's Board of Directors, Mr. Levin was named Chief Executive Officer). Under his agreement, Mr. Levin is entitled to receive a total base salary for 1998 and 1999 (and through the end of the contract term) at an annual rate of $82,500 and $100,000 respectively. Mr. Levin's base salary may be further increased, and he may be eligible for bonuses, in the discretion of EyeCity's Board of Directors. Mr. Levin is entitled to be reimbursed for costs of an automobile approved by EyeCity. Under the Agreement, if Mr. Levin dies or is unable to perform his duties, he or his estate will be paid, in addition to any previously earned but unpaid salary, three months' total base salary.

      Mark R. Suroff entered into an employment agreement with EyeCity, dated as of July 1, 1998 and effective through June 30, 2004. Under this agreement, Mr. Suroff is EyeCity's Executive Vice President, Secretary and Treasurer, as well as a director on EyeCity's board of directors (on December 31, 1998, by unanimous consent of EyeCity's board of directors, Mr. Suroff was also named Chief Operating Officer). Under his agreement, Mr. Suroff is entitled to receive a total base salary for 1998 and 1999 (and through the end of the contract term) at an annual rate of $82,500 and $100,000 respectively. Mr. Suroff's base salary may be further increased, and he may be eligible for bonuses, in the discretion of EyeCity's board of directors. Mr. Suroff is entitled to be reimbursed for the costs of an automobile approved by EyeCity. Under this Agreement, if Mr. Suroff dies or is unable to perform his duties, he or his estate will be paid, in addition to any previously earned but unpaid salary, three months' total base salary.

      Daniel D. Thralow entered into an employment agreement, dated as of May 7, 1999 and effective through May 6, 2002. Under this agreement, Mr. Thralow will serve as EyeCity's Vice President of Operations. Under Mr. Thralow's employment agreement, Mr. Thralow is entitled to receive a total base salary for 1999 (and through the end of the contract term) at an annual rate of $100,000. Mr. Thralow's base salary may be further increased, and he may be eligible for bonuses, at the option and in the discretion of EyeCity's board of directors. Mr. Thralow is entitled to be reimbursed for the costs of an automobile approved by EyeCity. Under this agreement, if Mr. Thralow dies or is unable to perform his duties, he or his estate will be paid, in addition to any previously earned but unpaid salary, three months' total base salary.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Until August 1999, EyeCity maintained 2,000 square feet of commercial office space at One Fairchild Court in Plainview, New York. This office space was subleased from a corporation owned by Mark R. Suroff, the Chief Operating Officer, Executive Vice President, Secretary and Treasurer of EyeCity, and a member of its Board of Directors, at a cost of approximately $1,600 per month. This corporation was paid $16,607 and $9,000 by EyeCity under such sublease in fiscal 1998 and for the year ended December 31, 1999, respectively.

      In April 1998, Leonard W. Suroff, counsel to and a consultant for EyeCity, was granted options to purchase 100,000 shares of Common Stock at an exercise price of $1.00 per share under the 1998 Stock Option Plan. In February 1999, Leonard W. Suroff was granted options to purchase an additional 100,000 shares of Common Stock at an exercise price of $1.00 per share under the 1998 Stock Option Plan. Mr. Suroff is the father of Mark R. Suroff, a director and an executive officer of EyeCity.

      In March 1999, EyeCity entered into a Finders Agreement with James J. Armenakis, a beneficial owner of over 5% of Common Stock (by virtue of the option described below). This agreement provides that Mr. Armenakis will be entitled to receive options to purchase 50,000 shares of Common Stock for every $250,000 in private equity investments in EyeCity that are made by persons who are introduced to EyeCity by Mr. Armenakis. In December 1999, this Finders Agreement was amended to provide that Mr. Armenakis will be entitled to receive options to purchase 25,000 shares of Common Stock as well as $25,000 in cash for every $250,000 in private equity investments in EyeCity that are made by persons who are introduced to EyeCity by Mr. Armenakis. The exercise price of the options to be granted to Mr. Armenakis shall be equal to the price per share paid to EyeCity by the equity investors introduced by him. To date, Mr. Armenakis has received under this agreement immediately exercisable options under the 1998 and 1999 Stock Option Plans for 423,000 shares, including 300,000 shares at an exercise price of $1.00 per share which expire in March 2002, 15,000 shares at an exercise price of $1.50 per share which expire in June 2002, 98,000 shares at an exercise price of $3.00 per share which expire in June 2002 and 7,000 shares at an exercise price of $3.00 per share which expire in August 2002 and 3,000 shares at an exercise price of $1.00 per share which expire in December 2002.

      In March 1999, EyeCity entered into a Consulting Agreement with James J. Armenakis. Under this one-year agreement, Mr. Armenakis provides non-exclusive legal consulting services to EyeCity in exchange for options to purchase 150,000 shares of Common Stock at an exercise price of $1.00 per share under the 1998 Stock Option Plan. These options are immediately exercisable and expire in March 2002. Mr. Armenakis also received options to purchase 60,000 shares of Common Stock at an exercise price of $1.75. These options are immediately exercisable and expire in March 2002.

      In May 1999, Nikos P. Mouyiaris, a member of the Board of Directors of EyeCity, was granted certain registration rights, including the right to demand that EyeCity file a specific registration statement with respect to all or a portion of his shares and that his shares be registered by EyeCity in connection with a registration effected for the benefit of the Company and/or third parties (in each case, subject to certain limitations on exceptions), in connection with his purchase of 1,000,000 shares of Common Stock of as well as the right to nominate two members of EyeCity's board of directors. At least one of Mr. Mouyiaris' board nominees must approve any of the following transactions:

      o any merger of EyeCity into another company where EyeCity is not the surviving company and where the stockholders of EyeCity do not comprise the voting majority of the surviving company;

      o     a sale of all or substantially all of the assets of EyeCity;

      o acquisitions by EyeCity for aggregate consideration of $1,000,000 or more;

      o the incidence or assumption by EyeCity of any obligation, debt or guaranty to any bank or financial institution of $1,000,000 or more;

      o the voluntary declaration of bankruptcy or consent to receivership by EyeCity or similar actions by EyeCity to seek protection from its creditors;

      o authorization or issuance of shares of Common Stock, or securities convertible into Common Stock, at a price (including amounts paid upon conversion or exercise) less than $1.00 per share; or

      o the entering into certain types of transactions with related parties.

Mr. Mouyiaris' right to nominate members of EyeCity's Board of Directors, and the rights of those directors to approve the transactions set forth above, will terminate upon the earlier to occur of (x) such time as Mr. Mouyiaris is the beneficial owner of less than 825,000 shares of Common Stock or (y) the consummation by EyeCity of an underwritten public offering of its securities for gross proceeds of at least $7,500,000.

      In May 1999, Barbara Novick, a member of the Board of Directors of EyeCity (and one of Mr. Mouyiaris' nominees to the Board), was granted certain registration rights in connection with her purchase of 90,000 shares of Common Stock. These registration rights include unlimited piggy-back registration rights.

      In May 1999, Apostolos Mouyiaris was granted certain registration rights in connection with his purchase of 25,000 shares of Common Stock. These registration rights include unlimited piggy-back registration rights. Mr. Mouyiaris is the brother of Nikos P. Mouyiaris, a member of the board of directors of EyeCity.

      In May 1999, James J. Armenakis was granted certain registration rights in connection with his purchase of 10,000 shares of Common Stock. These registration rights include unlimited piggy-back registration rights.

      In May 1999, Daniel D. Thralow, the Vice President of Operations of EyeCity and a member of its board of directors, was paid $875,000 in cash (including a $25,000 deposit made in March 1999), $875,000 in the form of a secured promissory note and 1,210,159 shares of Common Stock in connection with the merger of Peeper's Sunglasses and Accessories, Inc., all of whose outstanding capital stock was owned by Mr. Thralow, with and into Peeper's, Inc., a wholly owned subsidiary of EyeCity. The promissory note is payable in one year and is secured by a first priority interest in all of the intellectual and intangible property that was owned by Peepers Sunglasses and Accessories, Inc. prior to the merger. As part of this transaction, EyeCity agreed to have Mr. Thralow elected as a member of its board of directors and entered into an employment agreement with him.

      During 1999, EyeCity paid an aggregate of $90,000 to an entity, beneficially owned by a family member of EyeCity's Chief Operating Officer for consulting services rendered during 1998 and 1999. As of December 31, 1999, EyeCity owed such entity $10,000.

      EyeCity believes that the transactions discussed in this section were on terms at least as favorable to EyeCity as those that could have been secured in arm's length transactions.

PROPOSAL 2 -- ADOPTION OF THE 2000 STOCK OPTION PLAN

Description of the 2000 Stock Option Plan

      The EyeCity 2000 Stock Option Plan (the "2000 Stock Option Plan") was adopted by EyeCity's Board of Directors on March 31, 2000. The 2000 Stock Option Plan is intended to supplement EyeCity's 1997 Stock Option Plan, 1998 Stock Option Plan and 1999 Stock Option Plan. The 2000 Option Plan is designed to provide an incentive to employees (including directors and officers who are employees) and to consultants who are not employees of EyeCity, and its present and future subsidiary corporations ("Subsidiaries"), and to offer an additional inducement in obtaining the services of such employees and consultants.

Duration and Modification

      The 2000 Stock Option Plan will terminate no later than March 30, 2010. The Board of Directors may at any time terminate the 2000 Stock Option Plan or make such modifications to the Plan as it may deem advisable. However, the Board of Directors may not, without approval by the stockholders of EyeCity, (a) except in the case of certain adjustments upon changes in Common Stock, increase the maximum number of shares of Common Stock for which options may be granted under the 2000 Stock Option Plan or the maximum number of shares of Common Stock for which an employee may be granted options during any calendar year, (b) materially increase the benefits accruing to participants under the 2000 Stock Option Plan or (c) change the eligibility requirements to receive options under the 2000 Stock Option Plan. A total of 4,000,000 shares of Common Stock are to be reserved for issuance upon the exercise of stock options. Options may be granted under the 2000 Stock Option Plan to employees (including directors and officers who are employees) and consultants of EyeCity and its Subsidiaries.

Administration

      The 2000 Stock Option Plan is administered by EyeCity's Compensation Committee pursuant to the powers delegated to it by the Board of Directors. The members of the Compensation Committee are intended to be "non-employee" directors within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code. Subject to the provisions of the 2000 Stock Option Plan, the Compensation Committee has the discretion to determine the optionees, the type of options to be granted (incentive stock options, non-qualified stock options, or a combination thereof), the vesting provisions, the terms of the option grants and such other related provisions as are consistent with the 2000 Stock Option Plan.

Description of Options

      Options may be granted to employees (including officers and directors who are employees) of, and to consultants to, EyeCity or any of its Subsidiaries. As of April 1, 2000, approximately 34 people were eligible to receive options under the 2000 Stock Option Plan. The exercise price of an incentive stock option shall be determined by EyeCity's Compensation Committee and may not be less than the fair market value of EyeCity's common stock on the date of grant or, in the case of an optionee who beneficially owns 10% or more of the total combined voting power of all classes of EyeCity's stock, not less than 110% of fair market value per share on the date of grant. The exercise price of a non-qualified stock option shall be determined by EyeCity's Board of Directors (or, if applicable, the committee) in its discretion. The fair market value of the Common Stock, as of ________, 2000, was $____ per share. No employee may be granted options for more than 1,000,000 shares of Common Stock during any calendar year. In addition, no employee may be granted an option which is an incentive stock option for shares of Common Stock with a fair market value in excess of $100,000 which first become exercisable during any calendar year. Options terminate at such time as may be determined by EyeCity's Board of Directors, subject to earlier termination upon the optionee's death, disability or termination of employment, (except that the term of options which are incentive stock options may not have a term in excess of 10 years, five years in the case of options granted to holders of 10% or more of the total combined voting power of all classes of EyeCity's stock). Options are not assignable or otherwise transferable except by will or the laws of descent and distribution. In the event of a stock dividend, split-up, combination, reclassification, merger in which EyeCity.com is the surviving corporation or other exchange of shares, the number of shares of Common Stock subject to each outstanding option and the exercise price for each such option, shall be adjusted appropriately by EyeCity's Compensation Committee in its discretion. In the event of a liquidation or dissolution of EyeCity or a merger in which EyeCity is not the surviving corporation, then, unless a provision is made for the outstanding options in such transaction, all such options shall terminate.

Federal Income Tax Consequences

      The following discussion of the Federal income tax consequences of the granting and exercise of options under the 2000 Stock Option Plan, and the sale of the Common Stock acquired as a result thereof, is based on an analysis of Code, as currently in effect, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the Federal income tax consequences described below, an optionee may also be subject to state and/or local income tax consequences in the jurisdiction in which he works and/or resides.

      There are no Federal income tax consequences to a Participant by reason of the grant of incentive stock options or non-qualified stock options under the 2000 Stock Option Plan. The exercise of incentive stock options is not a taxable event for regular Federal income tax purposes. However, such exercise may give rise to an alternative minimum tax liability. Except in the case of a disqualifying disposition (see below), the subsequent sale of shares following the exercise of an incentive stock option will generally result in capital gain or loss. Upon the exercise of a non-qualified stock option, an optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the amount paid as the exercise price. The ordinary income in connection with the exercise by an optionee who is an employee of a non-qualified stock option will be subject to both wage and employment tax withholding.

      An optionee's tax basis in the shares acquired pursuant to the exercise of the non-qualified stock option will be the amount paid upon exercise plus the amount of ordinary income recognized by the optionee as a result of the exercise of the non-qualified stock option. Any gain or loss on a subsequent sale of the Common Stock will generally be either capital gain or loss.

      A disqualifying disposition occurs if the optionee disposes of shares of Common Stock acquired upon exercise of an incentive stock option (other than in certain tax-free transactions) within two years from the date on which the option is granted or within one year after the transfer of the shares to the optionee upon his or her exercise. At the time of disposition the optionee will generally recognize ordinary income equal to the excess of such shares' fair market value either on the date of exercise or the date of disposition, whichever is lower, over the optionee's adjusted basis in such shares, with additional gain, if any, taxed as capital gain.

      There are no Federal income tax consequences to EyeCity by reason of the grant of incentive stock options or non-qualified stock options or the exercise of incentive stock options.

      Subject to the usual rules as to reasonableness of compensation, at the time the optionee recognizes ordinary income from the exercise of a non-qualified stock option, EyeCity will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition of the Common Stock acquired upon exercise of incentive stock options, EyeCity will be entitled to a corresponding deduction in the year in which the disposition occurs.

      EyeCity will be required to report to the Internal Revenue Service any ordinary income recognized by an optionee by reason of the exercise of a non-qualified stock option or a disqualifying disposition of Common Stock acquired upon exercise of an incentive stock option, if such information is available to EyeCity. EyeCity, in the case of non-qualified stock options granted to employees, will be required to withhold income and employment taxes (and pay the employer's shares of employment taxes) with respect to such ordinary income. On the ordinary income realized on a disqualifying disposition of Common Stock acquired upon exercise of an incentive stock option, withholding of income and payroll taxes by EyeCity will not be required.

      The foregoing does not discuss all tax consequences that may be applicable to an Optionee under the 2000 Stock Option Plan or to EyeCity (including, for example, the effects under state and/or local income tax laws). Accordingly, optionees are urged to consult their own tax advisors concerning the tax consequences to them of their participation in the 2000 Stock Option Plan.

      A copy of the 2000 Stock Option Plan is attached as Exhibit A to this Proxy Statement. The principal features of the 2000 Stock Option Plan are summarized above, but this is only a summary and is qualified in its entirety by reference to the actual text of the 2000 Stock Option Plan.

      Assuming a quorum is present, a vote of a majority of the votes cast at the Meeting, in person or by proxy, is required for the adoption the 2000 Stock Option Plan. Abstentions and broker non-votes are not counted as votes cast.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF THE 2000 STOCK OPTION PLAN. Proxies received in response to this solicitation will be voted FOR the 2000 Stock Option Plan unless otherwise specified in the proxy.

PROPOSAL 3 -- PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

      The Company's Certificate of Incorporation presently authorizes the issuance of 20,000,000 shares of Common Stock. As of April 20, 2000 __________ shares were issued and outstanding and __________ shares were reserved for issuance upon the exercise of employee and other stock options and warrants. Accordingly, there are currently __________ shares of Common Stock that are unissued and not reserved for issuance.

      The Board of Directors of the Company has determined that it is in the best interest of the Company and its stockholders to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 100,000,000 shares. The authorization of an additional 80,000,000 shares of Common Stock is necessary to provide sufficient authorized but unissued shares which will provide the Company with flexibility in the future by assuring that there will be sufficient authorized shares of Common Stock to enable the Company to issue shares in connection with future acquisitions or mergers, new capital requirements, stock dividends, employee stock option plans and for other corporate purposes.

      The unreserved and unissued shares of Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors of the Company may determine to be in the best interests of the Company and its stockholders and, except as otherwise required by applicable law, without further authority from the stockholders of the Company. The Company has no present plan, agreement or understanding with respect to the issuance of such additional authorized shares of Common Stock.

      The full text of the amendment to the Certificate of Incorporation of the Company is set forth as Exhibit B hereto.

      The approval of a majority of the issued and outstanding Common Stock is necessary to adopt the amendment. Proxies received in response to this solicitation will be voted FOR the Charter amendment unless otherwise specified in the proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF THE CHARTER AMENDMENT

PROPOSAL 4 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors has selected Ernst & Young LLP as independent auditors to serve as the Company's auditors for the 2000 fiscal year and is submitting this matter to the stockholders for their ratification. Although stockholder ratification of the Board of Directors' action in this respect is not required, the Board of Directors considers it desirable for stockholders to pass upon the selection of auditors and, if the stockholders disapprove of the selection, intends to consider the selection of other auditors for the current fiscal year. Representatives of the firm of Ernst & Young LLP will be present at the Meeting to make a statement if they desire to do so and to be available to respond to appropriate questions that may be asked by stockholders.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE RATIFICTAION OF THE APPOINTMENT OF THE AUDITORS. Unless otherwise indicated, the accompanying form of proxy will be voted for the ratification of the appointment of the auditors.

                                  ANNUAL REPORT

      All stockholders of record as of April 20, 2000 are concurrently being sent a copy of the Company's Annual Report for the fiscal year ended December 31, 1999.

                              STOCKHOLDER PROPOSALS

      Any eligible stockholder of the Company who wishes to submit a proposal for action at the next annual meeting of stockholders of the Company and desires that such proposal be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting must provide a written copy of the proposal to the Company at its principal executive offices not later than January 15, 2001 and must otherwise comply with the rules of the Commission relating to stockholder proposals.

      The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by an eligible stockholder of the Company for action at the next annual meeting of stockholders of the Company but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by the Company at its principal executive offices not later than March 15, 2001 and certain other conditions of the applicable rules of the Commission are satisfied. Stockholder proposals should be addressed to the Secretary of the Company at the address set forth herein.

                                  MISCELLANEOUS

      As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matter to be brought before the Meeting. However, if any other matters not mentioned in the Proxy Statement are brought before the Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form or otherwise act, in respect of such matters, in accordance with their best judgment.

      All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company. In addition to solicitation of proxies by use of the mails, directors, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) of the Company may solicit the return of proxies by telephone, telegram or personal interview. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request instructions for voting the proxies. The Company may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

      It is important that proxies be returned promptly. Stockholders are, therefore, urged to fill in, date, sign and return the Proxy immediately. No postage need be affixed if mailed in the enclosed envelope in the United States.


                            By order of the Board of Directors


                            Mark R. Suroff
                            Secretary


May 1, 2000
Plainview, New York

                                EYECITY.COM, INC.

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - JUNE 16, 2000

           This Proxy is Solicited on Behalf of the Board of Directors

      The undersigned hereby appoints Mark H. Levin and Mark R. Suroff, or either of them, attorneys and proxies, with power of substitution and revocation, to vote, as designated below, all shares of stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders (including all adjournments thereof) of EyeCity.com, Inc. to be held on Friday, June 16, 2000, at 3:00 P.M. Eastern Daylight Savings Time, at The Huntington Hilton, 598 Broadhollow Road, Melville, New York 11747. The Board of Directors recommends a vote FOR proposals 1, 2, 3 and 4.

1. ELECTION OF DIRECTORS (Check one box only).

         |_| FOR all nominees                |_| WITHHOLD AUTHORITY*
                                                 to vote for all nominees

Nominees: Mark H. Levin, Mark R. Suroff, Daniel D. Thralow, Nikos P. Mouyiaris and Barbara Novick

*INSTRUCTION: to withhold authority to vote for any individual nominee, strike through individual's name.

2. Adoption of the Company's 2000 Stock Option Plan. (Check one box only)

        |_| FOR               |_| AGAINST            |_| ABSTAIN

3. Amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock which the Company is authorized to issue from 20,000,000 shares to 100,000,000 shares. (Check one box only)

        |_| FOR               |_| AGAINST            |_| ABSTAIN

4. RATIFICATION of the appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 2000. (Check one box only)

        |_| FOR               |_| AGAINST            |_| ABSTAIN

5. The proxy is authorized to transact such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR items 1, 2, 3 and 4 and in the discretion of said proxy on any other matter which may come before the meeting or any adjournments thereof.


                                          Dated: ___________________, 2000


                                          -------------------------------
                                                      Print Name


                                          -------------------------------
                                                       Signature


NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, please give full title as such. If a corporation, please sign full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

                PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD
         PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF
                          MAILED IN THE UNITED STATES

                                                                       Exhibit A

                             2000 STOCK OPTION PLAN

                                       of

                                EYECITY.COM, INC.

      1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to employees (including directors and officers who are employees) and to consultants who are not employees of Eyecity.com, Inc., a Delaware corporation (the "Company"), and its present and future subsidiary corporations, as defined in Paragraph 19 ("Subsidiaries"), and to offer an additional inducement in obtaining the services of such employees and consultants. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options which do not qualify as ISOs ("NQSOs"), but the Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

      2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of common stock, $.001 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 4,000,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

      3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") which, to the extent it shall determine, may delegate its powers with respect to the administration of the Plan to a committee of the Board of Directors (the "Committee") which, if the Common Stock is registered under Section 12 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), shall consist of not less than two directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Exchange Act, (as the same may be in effect and interpreted from time to time, "Rule 16b-3") and an "outside director" within the meaning of Section 162(m)(C)(i) of the Code. References in the Plan to determinations or actions by the Committee shall be deemed to include determinations and actions by the Board of Directors. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

      Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the employees and the consultants who shall be granted options; the times when options shall be granted; whether an option granted to an employee shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; the fair market value of a share of Common Stock; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation, contingencies relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph 19), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or the period of continued employment of the optionee with the Company, any of its Subsidiaries or a Parent, and to determine whether such contingencies have been met; the amount, if any, necessary to satisfy the Company's obligation to withhold taxes or other amounts; whether an optionee is Disabled (as defined in Paragraph 19); to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided such modified provision would be permitted to be included in an option on the date of modification, and further, provided, that, in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties. No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any option hereunder.

      4. ELIGIBILITY. The Committee may from time to time, in its sole discretion, consistent with the purposes of the Plan, grant options to employees (including officers and directors who are employees) of, and to consultants to, the Company or any of its Subsidiaries. Such options granted shall cover such number of shares of Common Stock as the Committee may determine in its sole discretion; provided, however, that the maximum number of shares subject to options that may be granted to any employee during any calendar year under the Plan (the "162(m) Maximum") shall not exceed 1,000,000 shares; and further, provided, that the aggregate market value (determined at the time the option is granted in accordance with Paragraph 5) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such amount shall be treated as an NQSO.

      5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee in its sole discretion; provided, however, the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

      The fair market value of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

      6. TERM. The term of each option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

      7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract permits installment payments) (a) in cash or by certified check or (b) if the applicable Contract permits, with the consent of the Committee, with previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise (determined in accordance with Paragraph 5) equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock.

      The Committee may, in its sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the optionee's irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

      A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

      In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

      8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship with the Company, its Subsidiaries and Parent as an employee or consultant has terminated for any reason (other than his death or Disability) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for cause, or (b) without the consent of the Company, such option shall terminate immediately.

      For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

      Notwithstanding the foregoing, except as may otherwise be expressly provided in the applicable Contract, options granted under the Plan shall not be affected by any change in the status of the optionee so long as the optionee continues to be an employee of, or a consultant to, the Company, any of its Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

      Nothing in the Plan or in any option granted under the Plan shall confer on any optionee any right to continue in the employ of, or as a consultant to, the Company, its Parent or any of its Subsidiaries, or interfere in any way with any right of the Company, its Parent or any of its Subsidiaries to terminate the optionee's relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

      9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an individual optionee dies
(a) while he is an employee of, or a consultant to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of such relationship by reason of Disability, his option may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 19) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

      Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship as an employee of, or a consultant to, the Company, its Parent or any Subsidiary has terminated by reason of Disability may exercise his option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

      10. COMPLIANCE WITH SECURITIES LAWS. It is a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there be an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

      The Committee may require, in its sole discretion, as a condition to the exercise of any option that the optionee execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act or other legal requirement, including without limitation that
(a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or
(ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

      In addition, if at any time the Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

      11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee.

      12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of a stock dividend, split-up, combination, reclassification, recapitalization, merger in which the Company is the surviving corporation, or exchange of shares or the like which results in a change in the number or kind of those shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties.

      In the event of (a) the liquidation or dissolution of the Company, or (b) a merger in which the Company is not the surviving corporation or a consolidation, any outstanding options shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

      13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on March 31, 2000. No option may be granted under the Plan after March 30, 2010. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with, conform to or adopt the provisions of Rule 16b-3, Section 162(m) of the Code or any change in applicable law, regulations, rulings or interpretations of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or the 162(m) Maximum, (b) materially increase the benefits accruing to participants under the Plan or (c) change the eligibility requirements to receive options hereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing and outstanding option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

      14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or his Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

      15. WITHHOLDING TAXES. As a condition of exercise of an Option, each employee shall, no later than the date of exercise of such option, pay to the Company in cash or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such option. In its discretion, the Committee may provide for the Company's acceptance or retention of Common Stock as payment of an employee's liability for tax required to be withheld by the Company.

      16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

      The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

      17. USE OF PROCEEDS. The cash proceeds from the sale of shares of Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

      18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph
19) or assume the prior options of such Constituent Corporation.

      19. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

            (a) Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

            (b) Disability. The term "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

            (c) Legal Representative. The term "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

            (d) Parent. The term "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

            (e) Subsidiary. The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

      20. GOVERNING LAW; CONSTRUCTION. The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions.

      Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

      21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan or any Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

      22. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes present in person or by proxy at the next duly held meeting of the Company's stockholders at which a quorum is present. No options granted hereunder may be exercised prior to such approval; provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before March 30, 2001, the Plan and any options granted hereunder shall terminate.

                                                                       Exhibit B

                            CERTIFICATE OF AMENDMENT
                                       TO
              THE CERTIFICATE OF INCORPORATION OF EYECITY.COM, INC.

      EYECITY.COM, Inc., a corporation organized and existing under the laws of the State of Delaware, does hereby certify:

      FIRST: That the Board of Directors of said corporation, have duly adopted a resolution proposing and declaring advisable the following amendments to the Certificate of Incorporation of said corporation:

               (a) The following introductory portion of the Sixth Article of the Certificate of Incorporation is hereby deleted in its entirety:

                      "SIXTH: The total number of shares of stock which the
               corporation shall have authority to issue shall be 21,000,000, of which 20,000,000 shares shall be common stock, par value $.001 per share, and 1,000,000 shares shall be preferred stock, par value $.001 per share. The shares of preferred stock shall be issuable in one or more series as determined from time to time by the Board of Directors. The Board of Directors hereby is expressly vested with authority, by resolution or resolutions, to establish with respect to each such series, its designation, number, full or limited voting powers or the denial of voting powers, and relative, participating, optional or other special rights, and any qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determining the following:"

      and the following is substituted in its place:

                      "SIXTH: The total number of shares of stock which the
               corporation shall have authority to issue shall be 101,000,000, of which 100,000,000 shares shall be common stock, par value $.001 per share, and 1,000,000 shares shall be preferred stock, par value $.001 per share. The shares of preferred stock shall be issuable in one or more series as determined from time to time by the Board of Directors. The Board of Directors hereby is expressly vested with authority, by resolution or resolutions, to establish with respect to each such series, its designation, number, full or limited voting powers or the denial of voting powers, and relative, participating, optional or other special rights, and any qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determining the following:"

      SECOND:That thereafter, a majority of the outstanding stock entitled to vote thereon, voted in favor of the adoption of said amendment to the Certificate of Incorporation at the annual meeting of the stockholders of the Corporation held in accordance with Subchapter VII of the General Corporation Law of Delaware on June 16, 2000.

      THIRD: That the aforementioned amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, Eyecity.com, Inc. has caused this certificate to be signed by Mark H. Levin , its duly elected, qualified and acting Chief Executive Officer, on this the ----- day of June, 2000.


                                              EYECITY.COM, INC.


                                              By:
                                                 ------------------------
                                                  Mark H. Levin,
                                                  Chief Executive Officer


                                      -2-